UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2006

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Delaware	0-31248	36-2554642
(State or other jurisdiction of organization)	(Commission File Number)	(IRS EmployerIdentification No.)

	3100 Sanders Road Northbrook, Illinois	60062
	(Address of Principal Executive Offices)	Zip

Registrant’s   telephone   number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On December 20, 2006, the Registrant’s ultimate parent, The Allstate Corporation, announced that James E. Hohmann had been named president and chief executive officer of Allstate Financial to succeed Casey J. Sylla, who will retire in early 2007.  Allstate Financial is a segment of The Allstate Corporation that includes the Registrant.  A copy of the press release announcing this leadership change is attached as Exhibit 99 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99	Press release dated December 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Mary J. McGinn
Name: Mary J. McGinn
Title: Vice President and Assistant Secretary

Date:   December 20, 2006